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                                                                      EXHIBIT 21

                                            SUBSIDIARIES OF THE COMPANY

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                                                                                        JURISDICTION OF
NAME                                                              % OWNED                INCORPORATION
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
BALKAMP                                                            89.6%                   INDIANA
EIS, INC.                                                         100.0%                   GEORGIA
L.O.C.O.A. LAMINATING COMPANY OF AMERICA                          100.0%                   CALIFORNIA
GENUINE PARTS FINANCE COMPANY                                     100.0%                   DELAWARE
MOTION INDUSTRIES                                                 100.0%                   DELAWARE
S.P. RICHARDS                                                     100.0%                   GEORGIA
HORIZON USA DATA SUPPLY, INC.                                     100.0%                   NEVADA
JOHNSON INDUSTRIES, INC.                                          100.0%                   GEORGIA
MANCO TRUCKING                                                    100.0%                   ILLINOIS
1ST CHOICE AUTO PARTS, INC.                                        51.0%                   GEORGIA
AUTO PARTS OF DAYTONA, INC.                                        51.0%                   GEORGIA
LAUDERDALE COUNTY SUPPLY, INC.                                     51.0%                   GEORGIA
MARION AUTO SUPPLY, INC.                                           51.0%                   GEORGIA
BAD AXE AUTO SUPPLY, INC.                                          51.0%                   GEORGIA
RIO VERDE AUTO PARTS, INC.                                         51.0%                   GEORGIA
AUTO PARTS OF JUPITER, INC.                                        51.0%                   GEORGIA
EAST TENN AUTOMOTIVE SUPPLY, INC.                                 100.0%                   GEORGIA
GAINESVILLE AUTO SUPPLY, INC.                                      51.0%                   GEORGIA
POLYCO CORPORATION                                                 70.0%                   GEORGIA
N. V. AUTOMOTIVE SUPPLY, INC.                                      51.0%                   GEORGIA
PARTS OF HILLSVILLE, INC.                                          70.0%                   GEORGIA
PRAIRIE HILLS CORP.                                               100.0%                   GEORGIA
CAROLINA PIEDMONT CORPORATION                                      51.0%                   GEORGIA
PUEBLO AUTOMOTIVE, INC.                                            51.0%                   GEORGIA
CRESWELL AUTO & TRUCK SUPPLY, INC.                                 51.0%                   GEORGIA
CLINTON COUNTY AUTO SUPPLY, INC.                                   51.0%                   GEORGIA
PARTS CONNECTION, INC.                                             70.0%                   GEORGIA
POTAMAC CREEK AUTO SUPPLY, INC                                     51.0%                   GEORGIA
WHITE COUNTY AUTO SUPPLY, INC.                                     51.0%                   GEORGIA
SUN VALLEY AUTO PARTS, INC.                                        51.0%                   GEORGIA
LOUISVILLE AUTO SUPPLY, INC.                                       51.0%                   GEORGIA
SANILAC AUTO AND TRUCK PARTS, INC.                                 51.0%                   GEORGIA
MIDLAND AUTO AND TRUCK SUPPLY, INC.                                70.0%                   GEORGIA
WEST MARION COUNTY AUTO PARTS AND ACCESSORIES, INC.                70.0%                   GEORGIA
STANDARD PARTS COMPANY OF SOUTH MONROE                             51.0%                   GEORGIA
HERTFORD COUNTY AUTO PARTS, INC.                                   51.0%                   GEORGIA
SERVICE FIRST AUTO, INC.                                           51.0%                   GEORGIA
RHINELANDER AUTO PARTS, INC.                                       51.0%                   GEORGIA
PARADISE AUTO PARTS, INC.                                          51.0%                   GEORGIA
MIDDLETON AUTO & TRUCK PARTS, INC.                                 51.0%                   GEORGIA
FIRST PARTS OF MOUNT AIRY, INC.                                    70.0%                   GEORGIA
THE FLOWERS COMPANY                                                49.0%                   NORTH CAROLINA
GENUINE PARTS HOLDINGS, LTD.                                      100.0%                   ALBERTA, CANADA
GPC MEXICO, S.A. de C.V.                                          100.0%                   PUEBLA, MEXICO
SCOTTSDALE TOOL & SUPPLY de MEXICO, S.A. de C.V.                  100.0%                   GUADALAJARA, JALISCO, MEXICO
MOTION INDUSTRIES (CANADA), INC.                                  100.0%                   OTTAWA, ONTARIO
NORWESTRA SALES (1992), INC.                                      100.0%                   BRITISH COLUMBIA, CANADA
UAP, INC.                                                         100.0%                   QUEBEC, CANADA
GARANAT INC.                                                      100.0%                   FEDERAL, CANADA
UAPRO INC.                                                        100.0%                   FEDERAL, CANADA
UNITED AUTO PARTS (Eastern) LTD.                                  100.0%                   ONTARIO, CANADA
SERVICES FINANCIERS UAP INC.                                      100.0%                   QUEBEC, CANADA
AUTOMOTEUR TERREBONNE LTEE                                        100.0%                   QUEBEC, CANADA
REUSINAGE KNIGHT INC.                                             100.0%                   FEDERAL, CANADA
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